SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report            May 15,1997

PBT MASTER CREDIT CARD TRUST II SERIES A
(Exact name of registrant as specified
in Department of the Treasury, Internal
Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust) (Exact name as
specified in Servicer's charter)

Georgia (State or other jurisiction of
incorporation of of Master Servicer)
33-47311 (Commission File Number of
Registrant)

58-0513395 (IRS Employer Identification
Number of	Registrant)

One Ravinia Drive,  Suite 1000,
Atlanta, Georgia 30346 (Address of
principal executive offices of (Zip
Code) Master Servicer)

Servicer's telephone number, including
area code 770-604-7033

Item 5.	Other Events.

On or about May 15,1997 , principal and
interest in accordance with the Pooling
and Servicing Agreement dated as of
August 1, 1994 (the "Agreement"), among
The Prudential Bank and Trust Company,
as trustee (the "Trustee"), were
distributed to holders
("Certificateholders") with the variable rate Credit Card Receivables
Certificates evidencing undivided
fractional interests in PBT Master
Credit Card Trust II in accordance with
the Agreement. A copy of the monthly
Certificateholders' Statement, as
defined in the Agreement, was furnished
to each Certificateholder in accordance
with the Agreement. A copy of the
Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No. 99	Monthly
Certificateholders Statement with
respect to the May 15,1997 distribution.

SIGNATURES


Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to be
signed on its behalf by the undersigned
hereunto duly authorized.



Date:	May 15,1997

PBT MASTER CREDIT CARD TRUST II SERIES A
By: THE PRUDENTIAL BANK AND TRUST
COMPANY, as Servicer


by: Name:   Richard C. Keene Title:
 Vice President



INDEX TO EXHIBITS

Exhibit
No.	Description		Page

99	Monthly Certificateholders B-1
Statement with respect to the May
15,1997 distribution.